                                                                   EXHIBIT 10.15

                                 LEASE
                                 -----

1.   PARTIES.
     -------

     This Lease, made at Springfield, Massachusetts this 23rd day of September, 1997, by and between MONARCH LIFE INSURANCE COMPANY, a Massachusetts corporation, hereinafter called "Lessor", and SS&C TECHNOLOGIES, INC., a Delaware corporation, hereinafter called "Lessee".

2.   PREMISES.
     --------

     (a) Lessor hereby leases to Lessee premises in the building known and numbered as 80 Lamberton Road, Windsor, Connecticut, (the "Building"), described as follows: FORTY-EIGHT THOUSAND ONE HUNDRED TWENTY-SIX (48,126) square feet of rentable area using an add on factor of thirteen (13%) percent and measured in accordance with ANSZ-265.1, Copyright 1990 (BOMA Standard Method of Floor Measurement) on the first (1st) and second (2nd) floors of the Building (as shown on Exhibit A attached hereto and made a part
                                 ---------
           hereof) together with the right in common with others to use the common areas and common facilities from time to time so designated and maintained by Lessor (the "Premises"). Lessor excepts and reserves to itself from the demise of the Premises (i) the exterior faces of all exterior walls, windows and doors and of all walls, windows and doors facing common areas; (ii) hallways, stairways, shaftways, service rooms, common toilets, and elevators serving other parts of the Building; (iii) the right to maintain, use, repair, and replace pipes, ducts, wires, meters, and any other equipment, machinery, apparatus, and fixtures located within or without the Premises which service other parts of the Building; (iv) the right to make changes, alterations, and additions to the Building, common areas, and common facilities provided the same does not unreasonably interfere with access to the Premises nor materially diminish their aesthetic quality or reduce the quality of service to the Premises or the Building; and (v) the right to enter the Premises in accordance with the provisions of Section 13 hereof for any of the foregoing purposes.

     (b) Lessee shall also be entitled to the non-exclusive use of parking spaces in the parking areas provided by Lessor at the Building as the same may be reconfigured from time to time. Upon request of Lessor, Lessee shall furnish Lessor with vehicle license numbers for all vehicles of Lessee's employees entitled to park in such areas. Lessor represents that parking is available for the Building at a ratio of 4.6 parking spaces per one thousand (1,000) square feet of rentable area in the Building. Lessor shall designate visitor parking available for use in common with other tenants of the Building in that area shown as "Visitor Parking" on Exhibit A.
                                ---------

     (c) Lessee shall have the right, without payment of rent or charges, to exclusive use of approximately THREE THOUSAND (3,000) square feet of space n the basement of the building for storage in the location shown on Exhibit A, Lessee at its sole cost, may secure such space
                    ---------
           by the installation of a cage, by walls or by other reasonable means provided that such installations do not interfere with the mechanical systems of the Building and are constructed in accordance with
           Section 8 hereof. Lessor shall have no obligation to provide Building services to such space except for electricity lighting and heat.

3.   TERM.
     ----

     (a) The initial term (the "Initial Term") of this Lease and Lessee's obligation to pay rent shall commence as of January 15, 1998 (the "Commencement Date").

     (b) The Initial Term of this Lease shall end at midnight on January 14, 2008, unless sooner terminated or extended as hereinafter provided.

     (c) Provided that no uncured Event of Default shall exist beyond any applicable grace period either at the date of the exercise of the option herein granted or as of the commencement of the option term, Lessee shall have the right to extend the term of this Lease for one additional term of five (5) years commencing as of January 15, 2008 and terminating at 12:00 p.m. on January 14, 2013, unless sooner terminated as herein, provided, that notice of the excise of such option is given to Lessor not earlier than July 15, 2006 nor later than January 15, 2007.

4.   MINIMUM ANNUAL RENT.
     -------------------

     (a)   Initial Term.  Lessee shall pay to Lessor at its office as Minimum
           ------------
           Annual Rent, the following:

           (i) For each of the first (1st) five (5) Lease Years, Minimum Annual Rent shall be paid in the amount of SIX HUNDRED THIRTY-SEVEN THOUSAND SIX HUNDRED SIXTY-NINE AND 50/100 ($637,669.50) DOLLARS, payable in monthly installments in advance in the amount of FIFTY-THREE THOUSAND ONE HUNDRED THIRTY-NINE AND 13/100 ($53,139.13) DOLLARS; and

           (ii) For each of the second (2nd) five (5) Lease Years, Minimum Annual Rent shall be paid in the amount of SIX HUNDRED SEVEY-THREE THOUSAND SEVEN HUNDRED SIXTY-FOUR AND 00/100 ($673,764.00) DOLLARS, payable in monthly installments in advance in the amount of FIFTY-SIX THOUSAND ONE HUNDRED FORTY-SEVEN AND 00/100 ($56,147.00) DOLLARS.

                Each of such installments shall be payable on the first (1st) calendar day of each calendar month in advance and without demand. In the event the term of this Lease commences on a day other than the first day of a calendar month, the Lessee shall pay to the Lessor, on or before the Commencement Date, a pro rata portion of the monthly installment of rent, such pro rata portion to be based on the number of days remaining in such partial month after the Commencement Date. Notwithstanding the foregoing Lessee's obligation to pay Minimum Annual Rent shall not commence until the first (1st) month following the Commencement Date. Upon execution hereof, Lessee has paid Lessor the sum of FIFTY-THREE THOUSAND ONE HUNDRED THIRTY-NINE AND 13/100 ($53,139.13) DOLLARS as and for the second full calendar month installment of Minimum Annual Rent, receipt of which Lessor hereby acknowledges. Lessee hereby covenants and agrees to pay the rent hereby reserved as and when due, and also all sums of money, charges or other amounts required to be paid by the Lessee to the

                Lessor or to another person under this Lease which shall be "rent" in addition to the rent provided for herein. Nonpayment of additional rent when due shall constitute a default under this Lease to the same extent, and shall entitle the Lessor to the same remedies, as nonpayment of rent.

     (b)   Option Term.  Minimum Annual Rent for the option term shall be
           -----------
           charged at the greater of

           (i) the Minimum Annual Rent charged in the last Lease year of the Initial Term or;

           (ii) ninety-five (95%) percent of the "Fair Market Rent" (as such term is hereafter defined) shall be deemed to be the yearly rental charged by landlords within the prior twelve (12) months for similar properties under similar terms and leases in the Greater Hartford Market. Within thirty (30) days following Lessee's exercise of the option to extend the initial term hereof, Lessor shall notify Lessee of the Fair Market Rent and the Minimum Annual Rent to be charged ("Lessor's Rent Notice"). If within thirty (30) days following receipt by Lessee of Lessor's Rent Notice, Lessee has not by notice to Lessor either accepted the Fair Market Rent set forth in Lessor's Rent Notice or elected arbitration as set forth in subsection (c) hereof, the statement of Fair Market Rent in Lessor's Rent Notice shall be deemed agreed to. Fair Market Rent shall not include any item of additional rent set forth in Section 5 hereof.

     (c)   Arbitration.  If Lessee disagrees with Lessor's statement of the Fair
           -----------
           Market Rent as set forth in Lessor's Rent Notice, Lessee may elect to have the Fair Market Rent determined by binding arbitration, such election to be made as provided in subsection (b) hereof. Arbitration shall be conducted under the auspices of the American Arbitration Association held at Hartford, Connecticut, the costs of which shall be borne equally by Lessor and Lessee.

     (d)   Late Payment.  If any installment of rent additional rent or
           ------------
           otherwise, shall be unpaid for more than ten (10) days after the same shall be due, Lessee shall pay a late fee of five (5%) percent of such late installment.

5.   RENT ESCALATION.
     ---------------

     (a)   Lessee's Proportionate Share.  Escalation as provided in this
           ----------------------------
           Section is based on certain concepts as hereinafter defined. The reference to "Lessee's Proportionate Share" means the ratio of Lessee's rentable area (which as to the Premises on the first (1st) floor is as defined in Exhibit B attached hereto and made a part
                                  ---------
           hereof; and as to the Premises on the second (2nd) floor is defined in Exhibit B-1 attached hereto and made a part hereof) to the total
              -----------
           amount of rentable area available in the Building, whether occupied or not, and such percentage in this Lease initially is THIRTY AND 66/100 (30.66%) PERCENT. Relevant data shall be handled by the application of generally accepted accounting principles and practices, and Lessor's operating cost records for not more than three (3) years shall be available for review upon request by Lessee. Lessor will send to Lessee, in the manner of a written notice hereunder, an invoice setting forth the amount due.

     (b)   Impositions.  Lessee agrees to pay Lessor Lessee's Proportionate
           -----------
           Share of any increase (and shall receive a credit for any decrease) in real estate taxes, special district taxes (or any taxes on rents or property income imposed in lieu of the current system of ad valorem taxation) betterment and special assessments, but only the annual installments thereof if permitted to be paid in such manner (the "Impositions") payable in respect to the Building and land described on Exhibit A-1 (the "Land") in each year during the Lease
                        -----------
           term whether resulting from a change in assessment or rate or both above the amount of the Impositions in the twelve (12) month period commencing January 1, 1998 and ending on December 31, 1998 (the "Tax Base Year"). If the last year of the term of this Lease shall not be a full calendar year, then Lessee's obligation for increases in the Impositions attributable to such year shall be pro rated on the basis of the ratio between the number of days of such calendar years falling within the Lease term and 365.

     (c)  Operating Expenses.   If the "Operating Expenses" (as such term is
          ------------------
          hereinafter defined), shall exceed those incurred by Lessor in the calendar year 1998 (the "Operating Expense Base Year"), then Lessee shall pay Lessor, as additional rent, Lessee's Proportionate Share of the amount of the Operating Expenses in excess thereof in the manner hereinafter provided. If the last year of the term of this Lease shall not be a full calendar year, then Lessee's obligation for Operating Expenses attributable to such year shall be pro rated on the basis of the ratio between the number of days of such calendar year falling within the Lease term and 365.

          "Operating Expenses" shall mean any and all reasonable and necessary expenses incurred by Lessor in connection with its ownership, maintenance and operation of the Land, and of the Building, excluding:
          (i) the Impositions, (ii) interest or amortization payments on any mortgage, (iii) legal expenses in enforcing the terms of any lease,
          (iv) expenses for repair or other work occasioned by fire or other casualty which is covered under a standard fire policy with extended coverage, (v) expenses incurred in the leasing or procuring of new tenants, including lease commissions and fit-up and/or decorating costs, and (vi) advertising expenses and expenses for renting space for new tenants.

          Operating Expenses shall include without limitation, (vii) insurance coverage maintained on the Land and Building and for public liability and third party property damage as adjusted by Lessor from time to time which, in Lessor's reasonable judgment, shall be necessary,
          (viii) all labor costs for Building employees, normal and customary third party management fees, (ix) service contracts and supplies used in connection with the cleaning, operating, labor and maintenance of the Land and Building, (x) all repairs and decorating required to be performed by Lessor as provided for in this Lease, (xi) Common Area maintenance and snow removal, building supplies, (xii) equipment purchases not subject to an allowance for depreciation and the amortized portion of equipment purchases (using Internal Revenue Service published useful life tables) as to equipment subject to such allowance for depreciation and maintenance,
           (xiii) all charges for the entire Building (including leaseable portions as well as non-leaseable portions) for electricity, steam, oil, gas (or other fuel) and water (including sewer use fees and including any taxes on such utilities), (xiv) the amortized cost of any replacements to the Building or the Common Area based upon the useful life tables published by The United States Internal Revenue Service. In connection with the computation of labor charges and management fees, such charges shall include salary, wages, medical, surgical and general welfare benefits, including group life insurance and pension payments to employees of Lessor whose labor is chargeable to the Building, or its Building Management Agent, payroll taxes, workmen's compensation, uniforms, dry cleaning and other charges that may be payable by Lessor for the Building employees and such other expenses as Lessor may deem necessary and proper in connection with the operation and maintenance of a first-class office building and the common areas.

           In the event that the Building is less than one hundred (100%) percent occupied, any variable expenses included in Operating Expenses will be adjusted for the Operating Expense Base Year and for all subsequent years and for billing purposes up to the level which would have been spent if the Building were ninety-five (95%) percent occupied.

     (d)   Payment of Additional Rent. Commencing as of the first (1st)
           --------------------------
           anniversary of the Commencement Date, Lessee shall pay Lessor as additional rent monthly in advance, a sum equal to 1/12th of Lessee's Proportionate Share of increases in Operating Expenses and Impositions as projected by Lessor. Within ninety (90) days of the expiration of each calendar year Lessor shall furnish Lessee with a written statement of the actual Operating Expenses and Impositions incurred for the prior calendar year. In the event such statement discloses that the additional rent paid by Lessee as Lessee's Proportionate Share of Operating Expenses and the Impositions is greater or less than the amount actually incurred, either Lessor shall credit Lessee with the amount of such overpayment to be applied to the monthly installments next coming due after delivery of such statement, or Lessee shall pay such amount within thirty (30) days after receipt of such statement. Lessor shall provide to Lessee, upon Lessee's request the 1997 operating statement for the Building within one hundred twenty (120) days following year end.

           Lessee shall have ninety (90) days following the date on which it has received Lessor's statement of Operating Expenses and Impositions to dispute the rental adjustment determination by submitting notice to Lessor, which notice shall include the specifics of Lessee's dispute. If within thirty (30) days after the submittal of Lessee's notice, no settlement is reached, Lessee may audit Lessor's books and records regarding the matter in dispute employing an independent Certified Public Accounting firm selected by Lessee. In the event the audit results in a variance of three (3%) percent or less in the rental adjustment, Lessee shall pay the expenses involved in such audit. Lessor shall be obligated to pay the expenses involved in such audit only if the result is a variance of greater than three (3%) percent in the rental adjustment.

6.   USE OF PREMISES.
     ---------------

     (a) Lessee shall use and occupy the Premises for general office use. Lessee shall not use or occupy the Premises for any other purpose without the prior written consent of Lessor. Lessee shall observe and comply with the Rules and Regulations attached hereto as Exhibit C and made a part hereof. All such Rules and
                     ---------
           Regulations shall apply to Lessee and its employees, agents, licensees, invitees, sublessees and contractors.

     (b) Lessee agrees that during the term of this Lease that: (i) no merchandise will be displayed outside the Premises; (ii) no nuisance will be permitted on or about the Premises; (iii) nothing shall be done upon or about the Premises which shall be contrary to any law, ordinance, regulation or requirement of any public authority having jurisdiction, or which may be injurious to or materially adversely affect the Premises; (iv) the Premises will not be overloaded, damaged or defaced; (v) Lessee will not drill or make any holes in the stone or brickwork; (vi) Lessee will procure all licenses and permits which may be required for any use made of the Premises; (vii) Lessee will not permit the emission of any objectionable noise or odor from the Premises; (viii) Lessee will not do, or suffer to be done, or keep, or suffer to be kept, or omit to do anything in, upon or about the Premises or on any property therein any act or acts which may void any insurance or which may create any extra premiums or increased rate of such insurance; and (ix) no signs shall be installed on or about the Building or on the Premises except as provided in Section 11(k) hereof.

     (c) The Lessee agrees that no hazardous wastes, materials or oil (the "Hazardous Substances") as so classified by any law or regulation shall be stored, handled or disposed of in or about the Premises by Lessee. The Lessee herewith indemnifies and agrees to defend and hold the Lessor harmless from and against any and all loss, damage, or claims arising out of the storage, handling, discharge or disposal of the Hazardous Substances by Lessee. The indemnity contained herein shall survive the termination of this Lease.

7.   CONSTRUCTION OF THE PREMISES.
     ----------------------------

     (a) Lessee will construct improvements to the Premises (the "Tenant Improvements") based upon plans to be furnished to Lessor by Lessee and approved by Lessor. Within thirty (30) days following the execution of this Lease, Lessee shall submit plans for construction of the Tenant Improvements for Lessor's approval, which approval shall not be unreasonably withheld. If Lessor shall deny approval of the Plans, such denial shall be given to Lessee stating the reasons for such denial within ten (10) days after Lessee has submitted its preliminary plans. If Lessor shall reject such plans, Lessee may re-submit plans for the Tenant Improvements to Lessor for its approval, which approval shall not be unreasonably withheld. Lessor shall have the same option as set forth above to reject or accept the plans. Once Lessor has accepted plans for the Tenant Improvements, Lessee shall thereafter enter into a contract with a contractor reasonably acceptable to Lessor for the Tenant Improvements and complete the same within forty-five (45) days. Tenant Improvements may not include any moveable trade fixtures, furniture, equipment, telephone or other communications equipment or wiring.

     (b)   The cost of the Tenant Improvements will be paid as follows:

           (i) Lessor shall pay an amount equal to the lesser of SEVEN HUNDRED TWENTY-ONE THOUSAND EIGHT HUNDRED NINETY and 00/100 ($721,890.00) DOLLARS or the final cost of the Tenant Improvements (the "Tenant Allowance") payable to Lessee, provided no uncured event of default is then existing, within thirty (30) days after receipt of an invoice from Lessee which invoice shall contain a detail account of all expenses incurred in said billing period and certified by Lessee's architect as completed to the date of such invoice in accordance with the plans and specifications; and

           (ii) Lessee shall pay the cost of the Tenant Improvements in excess of the Tenant Allowance.

     (c) Lessee shall have the right to enter the Premises in order to undertake Lessee's Work and to install its fixtures, furniture and communications equipment without payment of rent.

     (d) Lessor shall pay to Lessee at the Commencement Date, Lessee's reasonable documented costs, incurred with nonaffiliated vendors, for space planning, preparation of plans for the Tenant Improvements, and interior design fees not exceeding however FIFTY-FOUR THOUSAND SEVEN HUNDRED NINETY and 50/100 ($54,790.50) DOLLARS. Lessee shall submit all invoices for such costs with all supporting documentation at the time at which Lessee seeks reimbursement for such costs.

8.   ALTERATIONS.
     -----------

     Except as provided herein, Lessee shall make no alterations, additions or improvements to the Premises without the prior written consent of Lessor which consent shall not be unreasonably withheld or delayed. The term "alterations" shall not include the installation of shelves, moveable partitions, Lessee's equipment, and trade fixtures which may be installed or performed without damaging existing improvements, the structural integrity of the Building, and the mechanical systems of the Building, and Lessor's consent shall not be required for the installation of those items. All such alterations, additions or improvements, along with the construction and other items of work done pursuant to Section 7 hereof, shall become a part of the Premises and shall remain upon and be surrendered with the Premises at the end of the term, provided, however, if prior to the termination of this Lease by lapse of time or otherwise, or within fifteen (15) days thereafter Lessor so directs by written notice to Lessee, the Lessee shall promptly remove any alterations, additions, improvements or installations not previously approved by Lessor and all telecommunications and computer wiring and conduit which were placed in the Premises by Lessee and which are designated in said notice. Lessee shall repair any damage occasioned by such removal and in default thereof Lessor may effect said removals and repairs at Lessee's expense. Lessee shall procure all required licenses and permits for the installation of any equipment and/or alterations and furnish copies thereof to Lessor prior to the commencement of any work.

9.   MECHANICS' LIENS.
     ----------------

     Prior to Lessee performing any construction or other work on or about the Premises for which a lien could be filed against the Premises or the Building, Lessee at the Lessor's option, shall furnish reasonably satisfactory security for the protection of the Lessor against mechanics' liens. Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises or the Building purporting to be for labor or material furnished or to be furnished at the request of the Lessee, then Lessee shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within thirty (30) days after the filing thereof. If Lessee shall fail to cause such lien to be discharged of record within such thirty (30) day period, or shall fail to establish an escrow for such claim with Lessor reasonably acceptable to Lessor, Lessor may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Lessee shall, upon demand as additional rent, reimburse Lessor for all amounts paid and costs incurred including attorneys fees, in having such lien discharged of record.

10.  CONDITION OF PREMISES.
     ---------------------

     (a) Lessee acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Lessor with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Lessee's business. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, order and repair and constructed by Lessor in accordance with the requirements of this Lease.

     (b) Lessor agrees that as of the Commencement Date, the Building will be in material compliance with all laws and regulations relating to its occupancy, provided, however, Lessor shall have no liability for Lessee's failure to insure that Lessee's Work or any of Lessee's subsequent alterations to the Premises shall be in compliance with such laws and regulations.

11.  BUILDING SERVICES.
     -----------------

     Lessor shall provide, within the standards of similar buildings in Windsor, Connecticut, on each item, the following services and facilities:

     (a) Air conditioning, ventilation and heating, through the air conditioning system of the Building, on business days Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m. Air conditioning and heating shall be provided to the Premises upon request of Lessee for after hours operation, provided that Lessee shall pay Lessor Lessor's direct cost to provide such services. Lessee agrees to cooperate fully with Lessor and to abide by all the regulations and requirements which Lessor may reasonably prescribe for the proper functioning and protection of the air conditioning systems. It is understood that such a system is designed for heat loads not to exceed six (6) watts (lighting and power) of electricity per square foot and a population not to exceed one (1) person for each 150 square feet;

      (b) Electric current for building standard level of illumination using standard fixtures of Lessor's choice, and replacement of light globes and/or fluorescent tubes in the standard lighting fixtures installed in the Premises by Lessor. However, Lessor's agreement to furnish electricity for lighting does not include electricity for reproduction machinery, other than normal 110 voltage computers or other equipment, except electric typewriters and desk-type adding machines, nor any equipment requiring a greater voltage than the lighting circuits standard in the Building. Such additional electrical service will be furnished, if reasonably available, upon Lessee's tendering all costs of installation, including wiring and separate metering, and agreeing in writing to pay the cost of current as additional rent, provided, however, the service capacity of electricity at the electric closet shall not exceed six (6) watts per square foot. Special installations, such as computers, which in the opinion of Lessor require additional electrical services (including primary service and transformers) shall be made at Lessee's expense and paid prior to such installation. Lessor reserves the right to install electric submeters to measure Lessee's electric consumption and to rebill Lessee for such usage exceeding that which Lessor provides in subsection (a) and in this subsection (b);

     (c)   Maintenance of service of the public toilet rooms in the Building;

     (d) Maintenance of standard hardware and draperies installed in the Premises by Lessor;

     (e)   Maintenance and waxing of composition tile floors;

     (f)   Cleaning of outside and inside of exterior window panes;

     (g)   Cleaning and maintenance of common areas in the Building;

     (h) Continuous elevator service during regular business days and hours, and service via at least one car per elevator bank at all other times;

     (i) Janitor service, including the removal of debris, cleaning of space, dusting of furniture, desks and pictures, vacuuming and wall washing where washable materials are used to cover walls, in a manner befitting a first-class office building performed in accordance with Exhibit D attached hereto and made a part hereof;
           ---------

     (j) Tempered and cold water for lavatory and drinking purposes; if Lessee requires water for additional purposes, Lessee shall pay the cost thereof as shown on a meter to be installed and maintained at Lessee's expense to measure such consumption; and

     (k) Signage (for letters "SS&C") on the I-91 (east) side and north side of the Building with letter size and style comparable to the "ADVO" and "Xerox" signs on buildings in Windsor (the "Building Sign"); a tenant identification panel on the sign at the Lamberton Road side (west side) of the Building at the driveway entrance (the "Driveway Sign"); and Lessor will install a monument sign dedicated to Lessee's exclusive use at the landscaped area adjacent to the west side entrance (the "Monument Sign") which Monument Sign shall be substantially similar to the monument sign at the East Side of the Building (I-91 side). Lessor agrees that no other tenant identification sign shall be located on the west side of the Building immediately adjacent to the west side entrance to the Building.

           Lessor shall not be liable in damages or otherwise for delay or failure in furnishing any of the foregoing services or facilities where such delay or failure is excusable pursuant to the provisions of Section 25 hereof. In no event shall such delay or failure, regardless of cause, constitute an eviction of Lessee or termination of this Lease.

12.  ASSIGNMENT AND SUBLETTING.
     -------------------------

     Except as hereafter provided, Lessee shall have no right to sublet all or any part of the Premises, or assign, pledge, mortgage or otherwise encumber this Lease without the prior written consent of Lessor which as to subleases shall not be unreasonably withheld or delayed.

     Notwithstanding the foregoing, Lessee may assign this Lease or sublease the Premises or any portion thereof, without Lessor's consent (but with prior notice to Lessor of such assignment or sublease accompanied by a copy of such assignment or sublease and an agreement by the assignee or sublessee to be bound by the terms of the Lease) to any corporation or other entity which controls, is controlled by, or is under common control with Lessee, to any corporation or other entity resulting from the merger or consolidation with Lessee, or to any person or entity which acquires the assets of Lessee as a going concern of the business that is being conducted on the Premises or to any entity having a net worth not less than that of Lessee as of the date of the execution of this Lease.

13.  ACCESS TO PREMISES.
     ------------------

     Lessor, its employees and agents shall have the right to enter the Premises at all reasonable times (upon one (1) business day's notice) for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants (but as to tenant inspections only during the last lease year of any term provided that the same has not been extended), and making such alterations, repairs, improvements or additions to the Premises or to the Building as Lessor may deem necessary or desirable. If representatives of Lessee shall not be present to open and permit entry into the Premises at any time when such entry by Lessor is necessary or permitted hereunder, Lessor may enter by means of a master key (or forcibly in the event of any emergency) without liability to Lessee and without such entry constituting an eviction of Lessee or termination of this Lease. Lessor shall have the right to enter the basement storage area to make inspections and repairs to any of Lessor's equipment located therein without prior notice to Lessee.

14.  REPAIRS.
     -------

     (a) Lessor shall make, at its sole cost and expense, all repairs necessary to maintain the plumbing in the public rest rooms, heating, ventilating, air conditioning and electrical systems, windows, floors (excluding carpeting), the roof, foundations, and other structural elements of the Building, the elevators, parking lots, common areas, and all other items installed or furnished by Lessor; provided, however, that Lessor shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from Lessee that such repair is needed. In no event shall Lessor be obligated under this Section to repair any damage caused by any negligence, malfeasance, or negligent omission of the Lessee or its employees, agents, invitees, licensees, sublessees, or contractors.

     (b) Except as the Lessor is obligated for repairs as provided hereinabove, Lessee shall make, at its sole cost and expense, all repairs necessary to maintain the Premises and shall keep the Premises and the fixtures therein in neat and orderly condition. If the Lessee refuses or neglects to make such repairs or fails to diligently prosecute the same to completion, after written notice from Lessor of the need therefor, Lessor may make such repairs at the expense of Lessee and such expense shall be collectible as additional rent.

     (c) Lessor shall not be liable by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations, additions or improvements in or to the Premises or the Building or to any appurtenances or equipment therein except as a result of Lessor's negligence, malfeasance or negligent omission. There shall be no abatement of rent because of such repairs, alterations, additions or improvements, except as provided in Section 17 hereof.

15.  SURRENDER OF PREMISES.
     ---------------------

     At the end of the term of this Lease, Lessee shall surrender the Premises to Lessor, together with all alterations, additions and improvements thereto, in broom clean condition and in good order and repair except for ordinary wear and tear and damage for which Lessee is not obligated to make repairs under this Lease. Subject to the provisions of Section 8 hereof and if Lessee is not then in default under the terms hereof, Lessee shall have the right at the end of the term hereof to remove any equipment, furniture, trade fixtures or other personal property placed in the Premises by Lessee, provided that Lessee shall promptly repair any damage to the Premises caused by such removal. Lessee shall remove all alterations, additions, improvements or installations as to which Lessor shall have made the election provided for in Section 8 hereof. Lessee shall repair all damage to the Premises caused by such removal and restore the Premises to the condition in which they were prior to the installation of the items so removed. Lessee shall surrender the Premises to Lessor at the end of the term hereof, without notice of any kind.

16.  INDEMNIFICATION, LIABILITY AND INSURANCE.
     ----------------------------------------

     (a) Lessee shall indemnify, hold harmless and defend Lessor from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with, and Lessor shall not be liable to Lessee on account of (i) any failure by Lessee to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Lessee; (ii) any failure by Lessee, its contractors or invitees to comply with any statutes, ordinances, regulations or orders of any governmental authority with respect to the Premises; (iii) any accident, death or personal injury, or damage to or loss or theft of property, which shall occur in or about the Premises except as the same may be caused solely by the negligence, malfeasance or negligent omission of Lessor, its employees or agents; (iv) the release or improper storage or disposal of any Hazardous Substances by Lessee; or (v) the receipt of any notice or the commencement of any proceedings with respect to any of the matters set forth in clauses
           (i) through (iv) inclusive. The indemnification set forth herein shall survive the termination of this Lease.

     (b) Lessor shall indemnify, hold harmless and defend Lessee from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with, and Lessee shall not be liable to Lessor on account of (i) any failure by Lessor, its contractors or invitees to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Lessor; (ii) any failure by Lessor to comply with any statutes, ordinances, regulations or orders of any governmental authority; (iii) any accident, death or personal injury, or damage to or loss or theft of property, which shall occur in or about the Premises except as the same may be caused solely by the negligence of Lessee, its employees or agents; (iv) the release or improper storage or disposal of any Hazardous Substances by Lessor; or (v) the receipt of any notice or the commencement of any proceedings with respect to any of the matters set forth in clauses (i) through (iv) inclusive. The indemnification set forth herein shall survive the termination of this Lease except if terminated pursuant to Section 22 hereof.

      (c) Lessee shall provide Comprehensive General Liability Insurance for the protection of Lessor and Lessee with limits for Bodily Injury Coverage of One Million and 00/100 ($1,000,000.00) Dollars per occurrence and Three Million and 00/100 ($3,000,000.00) Dollars in the aggregate and One Million and 00/100 ($1,000,000.00) Dollars for Property Damage Liability naming the Lessor as an additional insured therein, and shall furnish Lessor before Commencement Date certificates of said insurance which state the limits insured and contain clauses stating (i) that the policy will not be materially changed or canceled by Lessee without thirty (30) days prior written notice to Lessor, (ii) that new certificates of said insurance must be filed with Lessor prior to ten (10) days of the expiration date, and (iii) that the insurance company issuing such policy waives all rights of subrogation against the Lessor in a form satisfactory to Lessor's counsel if such waiver is obtainable without affecting Lessee's right to recover under such policy; and Lessee hereby waives any right of recovery against Lessor for loss or injury to the extent Lessee is protected by insurance containing such waiver of subrogation clause. Insurance coverage shall be written with a company having a rating of "A-XII" or better in A.M. Bests Policy Holders Guide or "A" or better in Standard and Poors.

     (d) Lessor shall carry standard form extended coverage for fire insurance of the Building shell and core in the amount of their full replacement value with a deductible not greater than TWENTY-FIVE THOUSAND AND 00/100 ($25,000.00) DOLLARS, and such other insurance of such types and amounts as Lessor, in its reasonable discretion, shall deem reasonably appropriate. The cost of any such insurance may be included in the Operating Expenses. Lessor hereby releases Lessee and its agents or employees, from responsibility for, and waives its entire claim and recovery for, any loss or damage arising from any cause covered by insurance carried or required to be carried by Lessor. Lessor shall provide notice to the insurance carrier(s) of this waiver of subrogation, and shall cause such carrier(s) to waive all rights of subrogation against Lessee.

17.  FIRE OR OTHER CASUALTY.
     ----------------------

     (a) If the Premises are not "Materially Damaged" by fire or other casualty, the damage shall be repaired by and at the expense of Lessor, and the rent until such repairs shall be made shall be apportioned from the date of such fire or other casualty according to the part of the Premises which is usable by Lessee. Lessor agrees to repair such damage within a reasonable period of time after receipt from Lessee of written notice of such damage, except that Lessee agrees to repair and replace its own furniture, furnishings and equipment. If "non material" damage (i.e., damage which, can in the reasonable judgment of Lessor, can be repaired in ninety (90) days) to the Premises shall occur and Lessor has failed to restore the Premises within ninety (90) days thereafter, Lessee shall have the right to terminate this Lease by notice to Lessor.

     (b) If the Premises are "Materially Damaged" by fire or other casualty, or if the Building shall be "Materially Damaged" such that Lessor shall decide to demolish it or not to rebuild it, then or in any such events Lessor or Lessee shall have the right to terminate this Lease upon notice to the other, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Lessee shall vacate the Premises and surrender the same to Lessor. Upon the termination of this Lease under the conditions hereinbefore provided, Lessee's liability for rent shall cease as of the day following the casualty.

     (c) For purposes hereof, "Materially Damaged" shall mean damage that cannot be repaired (in the reasonable judgment of Lessor) within one hundred eighty (180) days of occurrence thereof (or within ninety
           (90) days of the occurrence if the same shall occur in the last Lease Year of the Term and Lessee shall not elect to exercise its extension rights). If Lessor commences repair work and it takes longer than one hundred eighty (180) days to complete such repair (or ninety (90) days, as applicable), Lessee shall have the right to terminate this Lease by notice to Lessor.

18.  SUBORDINATION AND ATTORNMENT.
     ----------------------------

     (a) Lessee accepts this Lease subject and subordinate to any first mortgage or mortgages (including, without limitation, the notes or other obligations secured thereby and any and all renewals, modifications, consolidations, replacements or extensions of any such mortgages or the notes or other obligations secured thereby) easement or restriction of record now in existence or hereinafter made from time to time, affecting the fee title or the leasehold estate to the Building or the real property on which the Building is located (or any part thereof) or Lessor's interest therein but only on the condition that Lessee's rights under this Lease will be recognized and its right of possession not disturbed. Lessee also accepts this Lease subject and subordinate to all easements, restrictions and instruments in the chain of fee title to the Building or the real property on which the Building is located, including any and all renewals, modifications, consolidations, replacements or extensions of such instruments. Lessee shall execute, acknowledge and deliver to the holder of any such mortgage or to any of the parties to such instruments, at any time upon demand by such holder or by any such party, any releases, certificates or other documents that may be required by such holder or by any such party, for the purpose of evidencing the subordination of this Lease to such mortgages or instruments or to any renewals, modifications, consolidations, replacements or extensions thereof. In the event of a sale under any mortgage (or any note or other obligation secured thereby) to which this Lease is subordinate, or a taking of possession of the Premises by the mortgagee or other person acting for or through the mortgagee under any mortgage to which this Lease is subordinate, then and upon the happening of any such events, Lessee shall attorn to and recognize as Lessor hereunder the party who, but for this Lease, would be entitled to possession of the Premises.

     (b) Lessee agrees that in the event of any act or omission of Lessor which would give Lessee the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Lessee shall not exercise such right (i) until it has given written notice of such act or omission to Lessor and the holder of each superior mortgage whose name and address shall previously have been furnished to Lessee in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Lessor or such mortgage holder within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or Lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall be the period to which Lessor would be entitled under this Lease or otherwise, after similar notice to effect such remedy), provided such holder or Lessor shall with due diligence given Lessee written notice of intention to, and commence and continue to remedy such act or omission.

19.  CONDEMNATION.
     ------------

     In the event that the Premises or any material part thereof or material portion of the parking area which results in a reduction below 4.6 spaces per 1,000 square feet of rentable area, or access to Lamberton Road shall be condemned for public use or any conveyance shall be made pursuant to condemnation order, and such parts or portions cannot be replaced by substantially similar facilities and, then in that event, upon the vesting of title to the same for such public use, this Lease upon the election of either Lessor or Lessee shall terminate, anything herein contained to the contrary notwithstanding. In the event of such termination of this Lease, all rent paid in advance shall be apportioned as of the date of such termination. Notwithstanding the foregoing provisions of this Section, in the event that only a part of the Premises shall be so taken and the part not so taken shall be sufficient for the operation of Lessee's business as conducted prior to the condemnation, Lessee at its election, made in writing within ten (10) business days following such taking, may retain the part not so taken and there shall be a proportional reduction in the rent. All compensation awarded or paid upon such a total or partial taking of the Premises shall belong to and be the property of the Lessor without any participation by the Lessee; provided, however, that nothing contained herein shall be construed to preclude the Lessee from prosecuting any claim directly against the condemning authority in such condemnation proceedings for losses, including damage to, or cost of removal of, trade fixtures, furniture, and other personal property belonging to the Lessee or for relocation expenses as provided by statute but excluding the lost value of the leasehold; provided, however, that no such claim shall diminish or otherwise adversely affect the Lessor's award or the award of any mortgagee.

20.  ESTOPPEL CERTIFICATES.
     ---------------------

     Lessor and Lessee shall at any time and from time to time, within twenty
     (20) days following written request from the other or any mortgagee, execute, acknowledge and deliver to the requesting party or mortgagee a written statement certifying that this Lease is in full force and effect (to the extent the same is accurate) and unmodified (or, if modified, stating the nature of such modification), certifying the date to which the rent reserved hereunder has been paid, and certifying that there are not, to the requested party's knowledge, any uncured defaults on the part of the requesting party or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Building or the land. The requested party's failure to deliver such statement within said twenty (20) day period shall be conclusive upon the requested party that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in the requesting party's performance hereunder.

21.  EVENT OF DEFAULT.
     ----------------

     The occurrence of any of the following shall constitute an Event of Default and breach of this Lease by Lessee:

     (a) A failure continuing for ten (10) days after notice to Tenant to pay, when due, any installment of Minimum Annual Rent or Additional Rent hereunder or any such other sum herein required to be paid by Lessee, provided, however, such notice of default shall not be required more than twice in any calendar year.

     (b) A failure by Lessee to observe and perform any other provisions or covenants of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof from Lessor to Lessee provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty (30) day period, Lessee shall not be deemed to be in default if within such period Lessee shall commence such cure and thereafter diligently prosecute the same to completion within sixty (60) days.

     (c) The making by Lessee of any assignment for the benefit of creditors; the adjudication that Lessee is bankrupt, insolvent, or unable to pay its debts; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Premises or of Lessee's interest in this Lease (unless possession is restored to Lessee within thirty
           (30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Lessee's assets located in the Premises or of Lessee's interest in this Lease (unless the same is discharged within thirty (30) days after issuance thereof).

22.  REMEDIES.
     --------

     Upon the occurrence of any such event of default set forth above:

     (a) Lessor may perform for the account of Lessee any such default of Lessee and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith plus interest of five (5%) percent per annum above the national prime rate of interest announced by BankBoston, N.A. for such expenditures from the date of any such expenditure;

     (b) Lessor may accelerate all rent and additional rent due for the balance of the term of this Lease and declare the same to be immediately due and payable;

     (c) In determining the amount of any future payments due Lessor, due to increases in Operating Expenses, Lessor may make such determination based upon the amount of Operating Expenses paid by Lessee for the full year immediately prior to such default;

     (d) Lessor, at its option, may serve notice upon Lessee that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void in the manner provided by law; and thereupon this Lease and the term hereof granted, as well as the right, title and interest of the Lessee hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Lessee's liability) as if the date fixed in such notice were the date herein granted for expiration of the term of this Lease. Thereupon, Lessee shall immediately quit and surrender to Lessor the Premises, and Lessor may enter into and repossess the Premises by summary proceedings, and remove all occupants thereof and, at Lessor's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease shall relieve Lessee of its liability and obligations under this Lease, whether or not the Premises shall be relet;

      (e) In case of any such termination, Lessee will indemnify Lessor each month against all loss of rent and all obligation which Lessor may incur by reason of any such termination between the time of termination and the expiration of the term of the Lease; or at the election of Lessor, exercised at the time of the termination or at any time thereafter, Lessee will indemnify Lessor each month until the exercise of the election against all loss of rent and other obligations which Lessor may incur by reason of such termination during the period between the time of the termination and the exercise of the election, and upon the exercise of the election Lessee will pay to the Lessor as damages such amount as at the time of the exercise of the election represents the amount by which the rental value of the Premises for the period from the exercise of the election until the expiration of the term shall be less than the amount of rent and other payments provided herein to be paid by Lessee to Lessor during said period. It is understood and agreed that at the time of the termination or at any time thereafter Lessor may rent at a fair rental the Premises, and for a term which may expire after the expiration of the term of this Lease, provided, however, that if said premises are rented as aforesaid then the amount of rent received in such case shall be applied to reduce Lessee's liability for rent under this Lease; that Lessee shall be liable for any expenses incurred by Lessor in connection with obtaining possession of the Premises, with removing from the Premises property of Lessee and persons claiming under it (including warehouse charges), with putting the Premises into good condition for reletting, and with any reletting, including, but without limitation, reasonable attorneys' fees and brokers' fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of rent and all other payments due from Lessee to Lessor.

     (f) Lessor may, at any time after the occurrence of any event of default, attempt in its own name, as agent for Lessee if this Lease not be terminated or in its own behalf if this Lease be terminated, to relet all or any part of such Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Lessor, in its sole discretion, shall determine, including a term beyond the termination of this Lease; and Lessor shall not be required to accept any tenant offered by Lessee or observe any instruction given by Lessee about such reletting. For the purpose of such reletting, Lessor may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed by Lessor desirable or convenient; and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Lessee as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Lessor; and any sums collected by Lessor from any new tenant obtained on account of the Lessee shall be credited against the balance of the rent due hereunder as aforesaid. Lessee shall pay to Lessor monthly, on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Lessor from such new Lessee;

     (g) The rights and remedies given to Lessor in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Lessor, shall be deemed to be in exclusion of any of the others.

23.  WAIVER.
     ------

     The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of the party to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Lessor of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Lessor of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Lessee's check or any letter accompanying Lessee's check be deemed an accord and satisfaction, and Lessor may accept such payment without prejudice to Lessor's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by Lessor or Lessor's agents or employees during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Lessor.

24.  QUIET ENJOYMENT.
     ---------------

     If and so long as Lessee pays the rent reserved hereunder and observes and performs all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall and may peaceably and quietly have, hold and enjoy the Premises for the entire term hereof, subject to all of the provisions of this Lease.

25.  UNFORESEEN DELAY.
     ----------------

     The provisions of this Section shall be applicable if there shall occur, during the term hereof or Lessee shall be unable to perform its obligations under this Lease (except for its obligations to pay rent and to maintain insurance), or any renewal or extension thereof, any strike, lockout, or labor dispute; inability to obtain labor or materials or reasonable substitutes therefor; inability or difficulty in obtaining fuel, electricity, services or supplies from the sources from which they are normally obtained; or act of God, governmental restriction, regulation, or control, enemy or hostile governmental action, civil commotion, insurrection, revolution, sabotage, or fire or other casualty or any other condition or cause beyond the reasonable control of the Lessor. If the Lessor shall, as the result of such event, fail punctually to perform any obligation required in

     Sections 7, 11, 14, 17 and 19 hereof, then such obligation shall be punctually performed as soon as practicable after such event shall abate. If the Lessor shall, as a result of such event, be unable to exercise any right or option within any time limit provided therefor in this Lease, such time limit shall be deemed extended for a period equal to the duration of such event.

26.  SUCCESSORS.
     ----------

     The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns; provided, however, that no rights shall inure to the benefit of any successor of Lessee unless Lessor's written consent for the transfer to such successor has first been obtained as provided in Section 12.

27.  GOVERNING LAW.
     -------------

     This Lease shall be construed, governed and enforced in accordance with the laws of the State of Connecticut.

28.  SEPARABILITY.
     ------------

     If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

29.  HOLDING OVER.
     ------------

     If the Lessee retains possession of the Premises or any part thereof after the termination of the term, the Lessee shall pay the Lessor rent at one hundred fifty (150%) percent the monthly rate specified in Section 4 for the time the Lessee thus remains in possession and, in addition thereto, shall pay the Lessor for all damages, consequential as well as direct, sustained by reason of the Lessee's retention of possession. The provisions of this Section do not exclude the Lessor's rights to summary process or any other right hereunder. Lessee shall indemnify and hold Lessor harmless from and against any and all loss or liability resulting from the failure of Lessee to surrender possession of the Premises in accordance with the terms and conditions of this Lease.

30.  CAPTIONS.
     --------

     Marginal captions, titles or exhibits and the table of contents to this Lease are for convenience and reference only, and are in no way to be construed as defining, limiting or modifying the scope of intent of the various provisions of this Lease.

31.  NOTICES.
     -------

     All notices required or permitted hereunder shall be deemed sufficiently given if sent by (a) certified mail return receipt requested; (b) by recognized delivery service, such as Federal Express; or (c) sent by facsimile and confirmed by notice given either by mail or delivery service within forty-eight (48) hours following facsimile transmission addressed to the Lessor and Lessor's Agent or Lessee, as the case may be as follows:

     To Lessor:                  Monarch Life Insurance Company
                                 One Monarch Place
                                 Springfield, MA  01133
                                 Attn:  Vice President - Real Estate
                                 Phone:  (413) 784-6814
                                 Fax:    (413) 784-6820

     with a copy to:             Farley Whittier Partners
                                 100 Pearl Street
                                 Hartford, CT  06103
                                 Attn:  80 Lamberton Road
                                 Property Manager
                                 Phone: (860) 525-9171
                                 Fax:   (860) 249-7916

     To Lessee:                  SS&C  Technologies, Inc.
                                 80 Lamberton Road
                                 Windsor, CT  06095
                                 Attn:  Chief Financial Officer
                                 Phone:
                                 Fax:

     with a copy to:             Rome, McGuigan, Sabanosh, P.C.
                                 One State Street
                                 Hartford, CT 06103
                                 Attn:  Helga M. Woods, Esquire
                                 Phone: (860) 493-3554
                                 Fax:   (860) 724-3921

     Either party may change its address by notice so given to the other. Notice shall be deemed given two (2) business days following deposit to the mail or when signature receipt is obtained by overnight delivery or upon facsimile transmission on a business day provided subsequent confirmation is obtained.

32.  BROKERS.
     -------

     Lessor and Lessee warrant and represent to each other that they have dealt with no broker or third person with respect to this Lease or the Premises except Lee Forsthoffer and Farley Whittier Partners (the "Broker"). The party breaching the foregoing covenant covenants and agrees to indemnify the other party against any brokerage claims by third persons, except for commissions due the Broker which shall be paid for by Lessor and in furtherance thereof, at the nonbreaching party's request, to enter and defend, in the nonbreaching party's name and behalf, any action or proceeding commenced against the nonbreaching party to establish any such brokerage claim. The indemnification hereunder shall include the nonbreaching party's reasonable attorneys' fees in resisting any such brokerage claim.

33.  DEFINITIONS AND INTERPRETATIONS.
     -------------------------------

     (a) The words "Lessor" and "Lessee" and the pronouns referring thereto, as used in this Lease, shall mean, where the context requires or admits, the persons or company named herein as Lessor and as Lessee, respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter. The word "Lessor" as used herein, means only the owner for the time being of Lessor's interest in this Lease, that is, in the event of any transfer of Lessor's interest in this Lease the transferor shall cease to be liable, and shall be released from all liability for the performance or observance of any agreements or conditions on the part of Lessor to be performed or observed subsequent to the time of said transfer, it being understood and agreed that from and after said transfer the transferee shall be liable for the performance and observance of said agreements and conditions.

     (b) This Lease contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this Lease shall not have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties.

     (c) Wherever in this Lease provision is made for the doing of any act by any person it is understood and agreed that said act shall be done by such person at its own cost and expense unless a contrary intent is expressed.

     (d) Lessee hereby waives for itself and all persons claiming by, through, or under it, any right of redemption or for the restoration of the operation of this Lease under any present or future law in case Lessee shall be dispossessed for any cause, or in case Lessor shall obtain possession of the Premises as herein provided.

34.  WAIVER OF REDEMPTION.
     --------------------

     Lessee hereby waives for itself and all persons claiming by, through, or under it, any right of redemption or for the restoration of the operation of this Lease under any present or future law in case Lessee shall be dispossessed for any cause, or in case Lessor shall obtain possession of the Premises as herein provided.

35.  RIGHT OF FIRST NOTICE/REFUSAL.
     -----------------------------

     If at any time, or from time to time, Lessor receives an offer from a third party offeror (the "Offeror") to lease any portion of the FORTY THOUSAND (40,000) square feet of useable square feet in the middle highbay (shown on Exhibit A as the "Offer Space"), provided no uncured Event of Default of
        ---------
     Lessee is then existing hereunder, Lessor shall furnish written notice ("Lessor's Notice") to Lessee of any such offer (an "Offer") which Lessor intends to accept, setting forth all of the terms and conditions of such Offer, including the identity of the Offeror. For the period through the first (1st) anniversary date of the Commencement Date, Lessee shall have the option to lease the Offer Space on the same terms for the Premises as set forth herein, said option to be exercised by notice to Lessor within ten (10) business days following receipt of Lessor's Notice, in which event, this Lease shall be modified to include such additional space. Lessee shall have the right for the period following the first (1st) anniversary date of the Commencement Date, exercisable within ten (10) business days of its receipt of Lessor's Notice, to accept the Offer by notice to Lessor. In the event Lessee notifies Lessor of its intention to accept such Offer within said time period, Lessor and Lessee shall enter into a lease on the terms and conditions set forth in the Offer. In the event Lessee fails to so notify Lessor within said ten (10) business day period, Lessor shall thereafter have the right to accept the Offer by the Offeror on the same terms and conditions as specified in the Offer or on terms and conditions more favorable to Lessor. The right of first refusal shall continue as to any portion of the Offer Space not leased to a third party or if the Offeror shall fail to enter into a lease within six (6) months.

36.  EXECUTION.
     ---------

     This Lease shall become effective when it has been signed by a duly authorized officer or representative of each of the parties and delivered to the other party. This Lease is being executed simultaneously in four (4) counterparts, two (2) of which shall be delivered to Lessee. Each of such fully executed counterparts shall be deemed original and it shall not be necessary in making proof of this Lease to produce or account for more than one such counterpart.

37.  EXHIBITS.
     --------

     Attached to this Lease and made part hereof, and initialed on behalf of both parties simultaneously with the execution of this Lease, are Exhibits A to D inclusive.
     ----------    -

38.  ENTIRE AGREEMENT.
     ----------------

     This Lease, including the Exhibits hereto, contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as a sealed instrument and have initialed the Exhibits and any Riders hereto, in four
(4) counterparts the day and year first above written.

Witnessed by:                          LESSOR:
                                       MONARCH LIFE INSURANCE COMPANY

/s/ Denise M. Pepe
------------------------------
/s/ Stephen A Shatz
------------------------------         By:/s/ Albert D. Morrison, Jr.
                                          -----------------------------
                                          Albert D. Morrison, Jr.
                                          Its Vice President

Witnessed by:                          LESSEE:
                                       SS&C TECHNOLOGIES, INC.

/s/ Helga M. Woods
------------------------------
/s/ John S. Wieczorek
------------------------------         By:/s/ William C. Stone
                                          -----------------------------
                                          Name: William C. Stone
                                          Title: Chief Executive Officer


                         COMMONWEALTH OF MASSACHUSETTS



Hampden, ss.                                                 September 23, 1997


  Then personally appeared before me the above-named ALBERT D. MORRISON, JR., to me personally known to be the Vice President of MONARCH LIFE INSURANCE COMPANY as aforesaid and acknowledged the foregoing instrument to be the free act and deed of MONARCH LIFE INSURANCE COMPANY.

                                             /s/ Kimberly A. Oliveri
                                             ------------------------------
                                             Notary Public
                                             My Commission Expires: 2/22/02


STATE OF CONNECTICUT
COUNTY OF HARTFORD                                            September 23, 1997

  Then personally appeared before me the above-named William C. Stone, to me personally known to be the Chief Executive Officer of SS&C TECHNOLOGIES, INC. as aforesaid and acknowledged the foregoing instrument to be the free act and deed of SS&C TECHNOLOGIES, INC.


                                             /s/ Helga M. Woods
                                             ------------------------------
                                             Commissioner of Superior Court:

                            FIRST AMENDMENT TO LEASE
                            ------------------------



     This First Amendment to Lease is entered into as of November 18, 1997, between LAMBERTON LLC, a Delaware limited liability corporation (hereafter "Lessor") and SS&C TECHNOLOGIES, INC., a Delaware corporation (the "Lessee").

                             Preliminary Statement
                             ---------------------

     Monarch Life Insurance Company and Lessee entered into a Lease dated September 23, 1997 (the "Lease") regarding certain property located at 80 Lamberton Road, Windsor, Connecticut. The Lessor's interest in the Lease has been assigned to the Lessor in conjunction with Lessor's acquisition of the Building. Lessor and Lessee now desire to amend the Lease as hereafter set forth.

     NOW, THEREFORE, in consideration of ONE AND 00/100 ($1.00) DOLLAR and other valuable consideration the receipt of which is hereby acknowledged, it is agreed as follows:

     1. All capitalized terms set forth herein shall have the same meaning as set forth in the Lease unless a contrary intent is expressed herein.

     2. Section 2.(a) is herewith deleted in its entirety and in its place and stead the following is inserted:

          "2.  PREMISES.
               --------

               (a) Lessor hereby leases to Lessee premises in the building known and numbered as 80 Lamberton Road, Windsor, Connecticut,
     (the "Building"), described as follows: FIFTY-FOUR THOUSAND EIGHTY-TWO (54,082) square feet of rentable area using an add on factor of thirteen (13%) percent and measured in accordance with ANSZ-265.1, Copyright 1990 (BOMA Standard Method of Floor Measurement) on the first (1st) and second
     (2nd) floors and in the "highbay" space of the Building (as shown on Exhibit A attached hereto and made a part hereof) together with the right
     ---------
     in common with others to use the common areas and common facilities from time to time so designated and maintained by Lessor (the "Premises"). Lessor excepts and reserves to itself from the demise of the Premises (i) the exterior faces of all exterior walls, windows and doors and of all walls, windows and doors facing common areas; (ii) hallways, stairways, shaftways, service rooms, common toilets, and elevators serving other parts of the

     Building; (iii) the right to maintain, use, repair, and replace pipes, ducts, wires, meters, and any other equipment, machinery, apparatus, and fixtures located within or without the Premises which service other parts of the Building; (iv) the right to make changes, alterations, and additions to the Building, common areas, and common facilities provided the same does not unreasonably interfere with access to the Premises nor materially diminish their aesthetic quality or reduce the quality of service to the Premises or the Building; and (v) the right to enter the Premises in accordance with the provisions of Section 13 hereof for any of the foregoing purposes."

     3. Section 4.(a), subsections (i) and (ii) are herewith deleted in their entirety and in their place and stead the following are inserted:

          "4.  MINIMUM ANNUAL RENT.
               -------------------

               (a) Initial Term.  Lessee shall pay to Lessor at its office as
                   ------------
     Minimum Annual Rent, the following:

                   (i) For each of the first (1st) five (5) Lease Years, Minimum Annual Rent shall be paid in the amount of SEVEN HUNDRED SIXTEEN THOUSAND FIVE HUNDRED EIGHTY-SIX AND 50/100 ($716,586.50) DOLLARS, payable in monthly installments in advance in the amount of FIFTY-NINE THOUSAND SEVEN HUNDRED FIFTEEN AND 54/100 ($59,715.54) DOLLARS; and

                   (ii) For each of the second (2nd) five (5) Lease Years, Minimum Annual Rent shall be paid in the amount of SEVEN HUNDRED FIFTY-SEVEN THOUSAND ONE HUNDRED FORTY-EIGHT AND 00/100 ($757,148.00) DOLLARS, payable in monthly installments in advance in the amount of SIXTY-THREE THOUSAND NINETY-FIVE AND 67/100 ($63,095.67) DOLLARS.

                   Each of such installments shall be payable on the first (1st) calendar day of each calendar month in advance and without demand. In the event the term of this Lease commences on a day other than the first day of a calendar month, the Lessee shall pay to the Lessor, on or before the Commencement Date, a pro rata portion of the monthly installment of rent, such pro rata portion to be based on the number of days remaining in such partial month after the Commencement Date. Notwithstanding the foregoing Lessee's obligation to pay Minimum Annual Rent shall not commence until the first (1st) month following the Commencement Date. Upon execution hereof, Lessee has paid Lessor the sum of FIFTY-NINE THOUSAND SEVEN

     HUNDRED FIFTEEN AND 54/100 ($59,715.54) DOLLARS as and for the second full calendar month installment of Minimum Annual Rent, receipt of which Lessor hereby acknowledges. Lessee hereby covenants and agrees to pay the rent hereby reserved as and when due, and also all sums of money, charges or other amounts required to be paid by the Lessee to the Lessor or to another person under this Lease which shall be "rent" in addition to the rent provided for herein. Nonpayment of additional rent when due shall constitute a default under this Lease to the same extent, and shall entitle the Lessor to the same remedies, as nonpayment of rent."

     4. Section 5.(a) is herewith deleted in its entirety and in its place and stead the following is inserted:

          "5.  RENT ESCALATION.
               ---------------

               (a) Lessee's Proportionate Share.  Escalation as provided in this
                   ----------------------------
     Section is based on certain concepts as hereinafter defined. The reference to "Lessee's Proportionate Share" means the ratio of Lessee's rentable area (which as to the Premises on the first (1st) floor and in the "highbay" space is as defined in Exhibit B attached hereto and made a part hereof;
                            ---------
     and as to the Premises on the second (2nd) floor and in the "highbay" space is as defined in Exhibit B-1 attached hereto and made a part hereof) to the
                      -----------
     total amount of rentable area available in the Building, whether occupied or not, and such percentage in this Lease initially is THIRTY-FOUR AND 45/100 (34.45%) PERCENT. Relevant data shall be handled by the application of generally accepted accounting principles and practices, and Lessor's operating cost records for not more than three (3) years shall be available for review upon request by Lessee. Lessor will send to Lessee, in the manner of a written notice hereunder, an invoice setting forth the amount due."

     5. Section 7.(a) is herewith amended by deleting the following clause which appears in the fourth (4th) and fifth (5th) lines thereof: "Within thirty
(30) days following the execution of this Lease," and in its place and stead, inserting the following:

     "Not later than November 30, 1997,".

     6. Section 7.(b)(i) is herewith deleted in its entirety and in its place the following:

          "7.(b)(i) Lessor shall pay an amount equal to the lesser of EIGHT HUNDRED ELEVEN THOUSAND TWO HUNDRED THIRTY AND 00/100 ($811,230.00) DOLLARS or the final cost of the Tenant Improvements (the "Tenant Allowance") payable to Lessee, provided no uncured event of default is then existing, within thirty (30) days after receipt of an invoice from Lessee which invoice shall contain a detail account of all expenses incurred in said billing period and certified by Lessee's architect as completed to the date of such invoice in accordance with the plans and specifications; and"

     7. Section 7.(d) is herewith deleted in its entirety and in its place the following:

          "7.(d) Lessor shall pay to Lessee at the Commencement Date, Lessee's reasonable documented costs, incurred with nonaffiliated vendors, for space planning, preparation of plans for the Tenant Improvements, and interior design fees not exceeding however EIGHTY-ONE THOUSAND ONE HUNDRED TWENTY-THREE AND 00/100 ($81,123.00) DOLLARS. Lessee shall submit all invoices for such costs with all supporting documentation at the time at which Lessee seeks reimbursement for such costs."

     8. All notices required to be sent to the Lessor pursuant to Section 31. of the Lease shall be sent to the following address:

               "Lamberton LLC
               c/o Showe Management Corporation
               1225 Dublin Road
               Columbus, OH  43215
               Attn:  Mr. Kevin M. Showe
                      President"

     9. Until the Commencement Date, all notices required to be sent to the Lessee pursuant to Section 31 of the Lease shall be sent to the following address:

               "SS&C Technologies, Inc.
               705 Bloomfield Avenue
               Bloomfield, CT  06002
               Attn:  Mr. John Wieczorek
                      Chief Financial Officer"

and thereafter to the address set forth in the Lease.

    10. Section 35. is herewith deleted in its entirety and in its place and stead the following is inserted:

          "35.  RIGHT OF FIRST NOTICE/REFUSAL.
                -----------------------------

                If at any time, or from time to time, Lessor receives an offer from a third party offeror (the "Offeror") to lease any portion of the SIX THOUSAND NINE HUNDRED SIX

     (6,906) square feet of useable square feet in the middle highbay (shown on Exhibit A as the "Offer Space"), provided no uncured Event of Default of
     ---------
     Lessee is then existing hereunder, Lessor shall furnish written notice ("Lessor's Notice") to Lessee of any such offer (an "Offer") which Lessor intends to accept, setting forth all of the terms and conditions of such Offer, including the identity of the Offeror. For the period through the first (1st) anniversary date of the Commencement Date, Lessee shall have the option to lease the Offer Space on the same terms for the Premises as set forth herein, said option to be exercised by notice to Lessor within ten (10) business days following receipt of Lessor's Notice, in which event, this Lease shall be modified to include such additional space. Lessee shall have the right for the period following the first (1st) anniversary date of the Commencement Date, exercisable within ten (10) business days of its receipt of Lessor's Notice, to accept the Offer by notice to Lessor. In the event Lessee notifies Lessor of its intention to accept such Offer within said time period, Lessor and Lessee shall enter into a lease on the terms and conditions set forth in the Offer. In the event Lessee fails to so notify Lessor within said ten (10) business day period, Lessor shall thereafter have the right to accept the Offer by the Offeror on the same terms and conditions as specified in the Offer or on terms and conditions more favorable to Lessor. The right of first refusal shall continue as to any portion of the Offer Space not leased to a third party or if the Offeror shall fail to enter into a lease within six (6) months."

     11.  Exhibit A to the Lease is deleted and in its place and stead is
          ---------
inserted Exhibit A to this Amendment.
         ---------

     12. Except as provided herein, the Lease shall remain of full force and effect and is herewith ratified and confirmed.

     13. This Amendment shall become effective when it has been signed by a duly authorized officer or representative of each of the parties and delivered to the other party. This Amendment is being executed simultaneously in two (2) counterparts, one (1) of which shall be delivered to Lessee. Each of such fully executed counterparts shall be deemed original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

Witnessed by:               LESSOR:

                            LAMBERTON LLC

                            By Monarch Hawaii, LLC
                            its sole Member

                            By One Keahole Partners,
                            its manager

                            By National Housing Corporation of Hawaii, Inc., its general partner



/s/ Laura Piland            By: /s/ Kevin M. Showe
--------------------------     -----------------------------
                               Name: Kevin M. Showe
                               Its:  Vice President
/s/ Michelle Oglobee
--------------------------

Witnessed by:               LESSEE:

                            SS&C TECHNOLOGIES, INC.


/s/ Christopher Whiteman
-------------------------

/s/ Michael M. Vehlies      By: /s/ John S. Wieczorek
-------------------------      ---------------------------
                               Name: John S. Wieczorek
                               Title: VP, CFO


STATE OF OHIO
COUNTY OF FRANKLIN                                            NOV. 7, 1997

  Then personally appeared before me the above-named KEVIN M. SHOWE, to me personally known to be the Vice President of National Housing Corporation of Hawaii, Inc., and acknowledged the foregoing instrument to be the free act and deed of said corporation.


                                           /s/ Patricia Beebout
                                           ------------------------------
                                           Notary Public

                                           My Commission Expires: 10/4/00

STATE OF CONNECTICUT
COUNTY OF HARTFORD                                                NOV. 18, 1997

Then personally appeared before me the above-named John Wieczorek, to me personally known to be the Vice President of SS&C TECHNOLOGIES, INC. and acknowledged the foregoing instrument to be the free act and deed of SS&C TECHNOLOGIES, INC.

                                           /s/ Helga M. Woods
                                           ------------------------------
                                           Commissioner of Superior Court